PROVISIONS	12 Months Ended
Dec. 31, 2024
Provisions [Abstract]
PROVISIONS
22.	PROVISIONS

	December 31, 2024 US$’000	December 31, 2023 US$’000

Product warranty provision	50	50
Legal & regulatory provision	735	-
Disposal-related warranty settlement provision	150	-
Restructuring provision	1,594	-
	2,529	50

Current	2,454	50
Non-current	75	-

During 2024 and 2023 the Group experienced no significant product warranty claims. However, the Group believes that it is appropriate to retain a product warranty provision to cover any future claims. The provision at December 31, 2024 represents the estimated cost of product warranties, the exact amount which cannot be determined. US$50,000 represents management’s best estimate of these obligations at December 31, 2024.

During the year ended December 31, 2024, the Group recognised a provision of US$150,000 in respect of a post-completion settlement related to the sale of Fitzgerald Industries. The settlement agreement was finalised prior to year-end and signed in January 2025. The provision is payable in two instalments: US$75,000 within one year and US$75,000 after more than one year. Refer to note 25 for further details.

During the year, the Group recognised a provision of US$0.7 million in respect of a legacy matter currently subject to resolution. Owing to the sensitive nature of ongoing discussions, further disclosure has been withheld in accordance with IAS 37.92: seriously prejudicial exemption for non-disclosure of certain information on provision, as the Directors believe such disclosure could seriously prejudice the Group’s position.

At 31 December 2024, the Company recognised a provision of US$2.9 million (2023: US$nil) in respect of restructuring activities undertaken as part of the Group’s business transformation programme (refer to Note 5). The restructuring provision is expected to be fully utilised during the next 12 months. No further restructuring provisions are anticipated at the reporting date.